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                                                        Exhibit 10.18(c)



                           ASSIGNMENT OF SUBLEASE

     This Assignment of Sublease made this 19th day of March, 1999, by and between Keith Rodney Company, Inc., a Massachusetts corporation ("Assignor") and PaperExchange.com, a Delaware limited liability company ("Assignee"),

                            W I T N E S S E T H

     WHEREAS, by agreement of lease (the "Underlying Lease") Net Realty Holding Trust did lease to ICO, LLC ("Sublandlord"), the premises located on the 8th floor of the building known as and numbered 545 Boylston Street in the City of Boston, County of Suffolk, and Commonwealth of Massachusetts, as more particularly described therein; and

     WHEREAS, said Sublandlord, sublet the premises demised under the Lease to Assignor pursuant to a Sublease Agreement dated June 29, 1998, a true copy of which is annexed hereto to Exhibit A and Assignor and Sublandlord have amended said Sublease Agreement by a First Amendment of Sublease of even date and delivery herewith (as so amended, the "Sublease"); and

     WHEREAS, Assignor desires to assign the Sublease to Assignee on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed by and between the parties as follows:

     1. POSSESSION DATE. This Agreement shall be effective on the day that possession of the premises described under the Sublease is delivered to Assignee.

     2. ASSIGNMENT BY ASSIGNOR. Effective on the Possession Date, Assignor hereby assigns, conveys, transfers, sets over and delivers to Assignee all of Assignor's right, title and interest in and to the Sublease. Assignor agrees to indemnify and hold harmless Assignee from and against any liability, loss or damage that it might incur on account of any claims or demands that may be asserted against Assignee by reason of any alleged obligation or undertaking on Assignor's part to be performed or discharged under the Lease prior to the Possession Date. If Assignee incurs any such liability, loss or damage in the defense of any such claims or demands, Assignor shall promptly, on demand, reimburse Assignee for the amount thereof, including costs, expenses and reasonable attorneys' fees.

     3. ACCEPTANCE OF ASSIGNMENT. As of the Possession Date, Assignee hereby accepts the foregoing Assignment of the Sublease and agrees to perform and observe all


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such covenants, obligations, duties and conditions therein contained that are on Assignor's part to be performed arising after the Possession Date.
Assignee shall indemnify and hold harmless (i) Assignor, and (ii) in consideration of their consent to the foregoing Assignment, (x) Keith Rodney, the guarantor of Assignor's obligations under the Sublease, (y) Sublandlord, and (z) Arthur Ivey, the guarantor of Sublandlord's obligations under the Underlying Lease, from and against any liability, loss or damage that any of the indemnified parties might incur under the Underlying Lease or the Sublease or their respective guarantees for any claims or demands that may be asserted against Assignor, said Sublandlord, said Keith Rodney or said Arthur Ivey, or any of them, by reason of any alleged obligation on Assignee's part to be performed or discharged under the Sublease after the Possession Date. If any of the indemnified parties incurs any such liability, loss or damage in the defense of any such claims or demands, Assignee shall promptly upon demand reimburse the indemnified party for the amount thereof, including costs, expenses and reasonable attorneys' fees.

     4. LIABILITY OF ASSIGNOR. Assignor acknowledges to Sublandlord that nothing contained in this Agreement is intended to waive or release the obligation of Assignor as Subtenant under the Sublease, which liability Assignor hereby ratifies and confirms.

     5. RENTAL DEPOSIT. Contemporaneously with the execution of this Agreement, Assignee has deposited with Assignor $34,586.52, a sum equal to Annual Rent for a period of three (3) months. Assignor is authorized to utilize such funds to pay any sums due under the Sublease if Assignee fails to pay any sum due under the Sublease when due. If Assignor has not paid any funds as provided herein, the funds deposited shall be applied to Annual Rent for the last three (3) months of the term of the Sublease. If a portion of the funds has been utilized as provided herein, the remaining funds, if any, shall be repaid to Assignee at the expiration of the term.

     6. MISCELLANEOUS. This Assignment constitutes the entire agreement among the parties, and may not be altered, amended or revoked except by a writing signed by the party against whom the same is sought to be enforced, and shall be binding upon the successors and assigns of the parties hereto. If any clause or provision hereof is deemed to be invalid, the balance of this Agreement shall remain in force and shall be enforceable according to its terms.

                                    -2-


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     This Assignment of Sublease is executed as a sealed instrument as of the date set forth above.

                                        ASSIGNOR:
                                        KEITH RODNEY COMPANY, INC.


                                        By:    /s/ Keith Rodney
                                               -------------------------------
                                        Name:  Keith Rodney
                                               -------------------------------
                                        Title: President
                                               -------------------------------


                                        PAPEREXCHANGE.COM


                                        By:    /s/ Rod A. Parsley
                                               -------------------------------
                                        Name:  Rod A. Parsley
                                               -------------------------------
                                        Title: Chief Financial Officer
                                               -------------------------------


                                     -3-


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                             CONSENT OF GUARANTOR


     The undersigned Guarantor of Assignor's obligations under the Sublease, hereby consents to the foregoing Assignment of Sublease, and agrees that the Guaranty of the undersigned with respect to the Sublease remains in full force and effect.

     Executed under seal this __ day of March, 1999.

                                        GUARANTOR:


                                        /s/ Keith Rodney
                                        -------------------------------------


                             CONSENT OF SUBLANDLORD

     The undersigned Sublandlord hereby consents to the foregoing Assignment of sublease.

                                        SUBLANDLORD:

                                        ICO, LLC


                                        By:    /s/ Arthur J. Ivey
                                               -------------------------------
                                        Name:  Arthur J. Ivey
                                               -------------------------------
                                        Title: President
                                               -------------------------------


                               CONSENT OF LANDLORD

     The undersigned, as Landlord under the Underlying Lease, hereby consents to the foregoing Assignment of Sublease.

     Executed under seal this __ day of March, 1999.


                                        LANDLORD:

                                        NET REALTY HOLDING TRUST

                                        By:
                                               -------------------------------
                                        Name:
                                               -------------------------------
                                        Title:
                                               -------------------------------


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